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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 or 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                         Date of Report:  June 3, 1998
                 Date of earliest event reported: June 3, 1998

                            THE COASTAL CORPORATION
            (Exact name of registrant as specified in its charter)

             DELAWARE                                     74-1734212
      (State of incorporation                          (I.R.S. Employer
         or organization)                             Identification No.)

              COASTAL TOWER
           NINE GREENWAY PLAZA
             HOUSTON, TEXAS                               77046-0995
(Address of principal executive offices)                  (Zip Code)


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (c) Exhibits.

            (12)  Computation of Ratio of Earnings to Fixed Charges.


                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                THE COASTAL CORPORATION
                                      (Registrant)



Date: June 3, 1998              By:     /s/ Coby C. Hesse
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                                            Coby C. Hesse
                                      Executive Vice President